SEI TAX EXEMPT TRUST

Tax-Advantaged Income Fund

Supplement Dated May 29, 2007
to the Statement of Additional Information ("SAI") Dated April 14, 2007

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

The cover page of the SAI is hereby amended and supplemented to reflect the fact that the SAI should be read in conjunction with SEI Tax Exempt Trust's Prospectus relating to Class A shares of the Tax-Advantaged Income Fund dated May 29, 2007.

Change in Portfolio Managers for the Tax-Advantaged Income Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the Tax-Advantaged Income Fund. In the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," all references to Mark V. McCray in the paragraphs relating to Pacific Investment Management Company LLC are hereby deleted.

There are no other changes to the portfolio managers of the Tax-Advantaged Income Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-447 (5/07)